                                                                    Exhibit 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                              ____________________

                                    FORM T-1

              Statement of Eligibility and Qualification under the
                  Trust Indenture Act of 1939 of a Corporation
                          Designated to Act as Trustee
                              ____________________

                      U.S. Bank Trust National Association

              (Exact name of trustee as specified in its charter)

             United States                          94-3160100
        (State of Incorporation)      (IRS Employer Identification No.)

                        1 California Street, Suite 2550
                        San Francisco, California 94111

             (Address of principal executive offices and zip code)
                              ____________________

                              POTLATCH CORPORATION
              (Exact name of obligor as specified in its charter)

                                    Delaware
         (State or other jurisdiction of Incorporation or organization)

                                   82-0156045
                       (IRS Employer Identification No.)

                        601 West Riverside Avenue #1100
                               Spokane, WA 99201
             (Address of principal executive offices and Zip code)

                            Ralph M. Davisson, Esq.
                   Senior Vice President and General Counsel
                              POTLATCH CORPORATION
                     601 West Riverside Avenue, Suite 1100
                               Spokane, WA 99201
                                 (509) 835-1500
         (Names, addresses and telephone numbers of agents for service)

                10% Senior Subordinated Notes due July 15, 2011

                      (Title of the indenture securities)

GENERAL

1.  GENERAL INFORMATION  Furnish the following information as to the trustee.
    -------------------

    (a) Name and address of each examining or supervising authority to which it is subject.

        Comptroller of the Currency
        Washington DC

    (b) Whether it is authorized to exercise corporate trust powers.

        Yes

2.  AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS If the obligor or any underwriter
    ------------------------------------------
    for the obligor is an affiliate of the trustee, describe each such affiliation.

    None

    See Note following Item 16.

    Items 3-15 are not applicable because to the best of the Trustee's knowledge
    ----------------------------------------------------------------------------
    the obligor is not in default under any Indenture for which the Trustee acts
    ----------------------------------------------------------------------------
    as Trustee.
    -----------

16. LIST OF EXHIBITS  List below all exhibits filed as a part of this statement
    ----------------
    of eligibility and qualification.

    Exhibit 1 -Articles of Association of U.S. Bank Trust National Association dated June 5, 1992. Incorporated herein by reference to Exhibit 1 filed with Form T-1 statement, Registration No. 33-50826

    Exhibit 2 -Certificate of the Comptroller of Currency as to authority of U.S. Bank Trust National Association to commence the business of banking. Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No.33-50826

    Exhibit 3 -Authorization of the Comptroller of Currency granting U.S. Bank Trust National Association the right to exercise corporate trust powers. Incorporated herein by reference to Exhibit 3 filed with Form T-1 Statement, Registration No.33-50826

    Exhibit 4 -By-Laws of U.S. Bank Trust National Association, dated June 15, 1992. Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No.33-50826

    Exhibit 5 - Not Applicable


    Exhibit 6 -Consent of U.S. Bank Trust National Association required by
        Section 321(b) of the Act. Incorporated herein by reference to Exhibit 6 filed with Form T-1 Statement, Registration No.33-50826

    Exhibit 7 -Report of Condition of U.S. Bank Trust National Association, as of the close of business on June 30, 2001 published pursuant to law or the requirements of its supervising or examining authority.

                                     NOTE

The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligor within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligor, or affiliates, are based upon information furnished to the trustee by the obligor. While the trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                   SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, U.S. Bank Trust National Association, an Association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of San Francisco and State of California on the 14th day of September 2001.


                                            U.S. BANK TRUST NATIONAL ASSOCIATION


                                            By: /s/ Andrew Fung
                                                -------------------------------
                                                    Andrew Fund
                                                    Assistant Vice President


Attest: /s/ Leticia Sabiniano
        ---------------------
            Leticia Sabiniano
            Assistant Vice President

  EXHIBIT 6

                                 C O N S E N T

In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. Bank Trust National Association, hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated:          September 18, 2001

                            U.S. BANK TRUST NATIONAL ASSOCIATION

                            By:  /s/ Andrew Fung
                                 ------------------------
                                     Andrew Fung
                                     Assistant Vice President

                      U.S. Bank Trust National Association
                        Statement of Financial Condition
                                 As of 06/30/01

                                    ($000's)

Assets:
  Cash and Balances Due From Depository Institutions:                        86,736
  Federal Reserve Stock:                                                      1,270
  Fixed Assets:                                                                 737
  Intangible Assets:                                                         51,868
  Other Assets:                                                              12,846
                                                                            -------
                              Total Assets:                                 153,457
                                                                            -------

Liabilities:
  Other Liabilities:                                                          6,734
                                                                            -------
                              Total Liabilities:                              6,734
                                                                            -------

Equity:
  Common and Preferred Stock:                                                 1,000
  Surplus:                                                                  126,260
  Undivided Profits and Capital Reserve:                                     19,463
  Net unrealized holding gains (losses) on available-for-sale securities          0
                                                                            -------
                              Total Equity Capital:                         146,723
                                                                            -------

  Total Liabilities and Equity Capital:                                     153,457
                                                                            -------

______________________________________________________________________________

To the best of the undersigned's determination, as of this date the above financial information is true and correct.

U.S. Bank Trust National Association


By: /s/ Andrew Fung
   -------------------------------
        Assistant Vice President